Prospectus Supplement

John Hancock Funds III

Supplement dated July 7, 2022 to the current Prospectus, as may be supplemented (the Prospectus)

International Growth Fund (the fund)

Effective August 1, 2022 (the Effective Date), all classes of shares offered by the fund are reopened to new investors. Accordingly, as of the Effective Date, all information related to the fund being closed to new investors is removed from the Prospectus.

You should read this supplement in conjunction with the Prospectus and retain it for your future reference.

Manulife, Manulife Investment Management, Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and are used by its affiliates under license.

Statement of Additional Information Supplement

John Hancock Funds III (the Trust)

Supplement dated July 7, 2022, to the current Statement of Additional Information (the SAI), as may be supplemented

International Growth Fund

Effective August 1, 2022 (the Effective Date), all classes of shares offered by the fund are reopened to new investors. Accordingly, as of the Effective Date, all information related to the fund being closed to new investors is removed from the SAI.

You should read this supplement in conjunction with the SAI and retain it for your future reference.

Manulife, Manulife Investment Management, Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and are used by its affiliates under license.